SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 3, 2004

INTERMOUNTAIN COMMUNITY BANCORP

(Exact name of registrant as specified in its charter)

Idaho
(State or other jurisdiction of incorporation)

000-50667	82-0499463

(Commission File Number)	IRS Employer Identification No.

231 North Third Avenue
Sandpoint, Idaho 83864
(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (208) 263-0505

Item 7 — Financial Statements and Exhibits
Item 9. Regulation FD Disclosure
SIGNATURES
EXHIBIT 99.1

Item 7 — Financial Statements and Exhibits

(a)	Financial statements — not applicable.

(b)	Pro forma financial information — not applicable.

(c)	Exhibits:

99.1	Press Release dated August 3, 2004 announcing financial results for the second quarter of 2004.

Item 9. Regulation FD Disclosure

     The information in this Form 8-K and the Exhibit attached hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

     The information contained in this Item 9 of this Current Report on Form 8-K is also being furnished pursuant to “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216.

     On August 3, 2004, we issued a press release announcing our financial results for the second quarter of 2004. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein in its entirety by reference.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: August 3, 2004

INTERMOUNTAIN COMMUNITY BANCORP

By:	/s/ Doug Wright

Doug Wright Executive Vice President and Chief Operating Officer

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